Exhibit 99.2

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

     The following Unaudited Pro Forma Combined Financial Statements of AuctionAnything.com, Inc. ("AuctionAnything") and Disease S.I., Inc. ("Disease SI") gives effect to the merger between AuctionAnything and Disease SI under the purchase method of accounting prescribed by Accounting Principles Board Opinion No. 16, Business Combinations. These pro forma statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of AuctionAnything would actually have been if the merger had in fact occurred on February 1, 2001 or February 1, 2000, nor do they purport to project the results of operations or financial position of AuctionAnything for any future period or as of any date, respectively. The acquisition of Disease SI by AuctionAnything has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Disease SI, pursuant to which Disease SI is treated as the continuing entity.

     These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between AuctionAnything and Disease SI.

     The consolidated financial statements of AuctionAnything for the year ended January 31, 2001, are derived from audited consolidated financial statements and are included in the Form 10-KSB as filed by AuctionAnything on May 15, 2001, with the Securities and Exchange Commission. The consolidated financial statements of AuctionAnything for the three months ended April 30, 2001, are derived from unaudited consolidated financial statements and are included in the Form 10-QSB as filed by AuctionAnything on June 18, 2001, with the Securities and Exchange Commission.

     You should read the financial information in this section along with AuctionAnything's historical consolidated financial statements and accompanying notes in prior Securities and Exchange Commission filings and in this amended Current Report on Form 8-K.

                            AUCTIONANYTHING.COM, INC.
                   Unaudited Pro Forma Combined Balance Sheet
                                 April 30, 2001

                                                                                        Pro Forma adjustments
                                                                                      -----------------------
ASSETS                                               AUCTION         DISEASE             DR            CR           Pro Forma
                                                 ---------------   -------------      ----------    ---------      ------------
Current assets:
     Cash and cash equivalents                 $          4,251  $      59,100     $   140,000    $   106,500    $    96,851
     Accounts receivable                                 18,428           -                                           18,428
     Other assets                                         5,000           -                                            5,000
                                                 ---------------   -------------                                   ------------
        Total current assets                             27,679         59,100                                        120,279

EQUIPMENT                                                36,091           -                                             36,091
                                                 ---------------   -------------                                   ------------
                                               $         63,770  $      59,100                                   $     156,370
                                                 ===============   =============                                   ============
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current liabilities:
     Accounts payable and accrued expenses     $        148,718  $        -                                      $     148,718
     Unearned revenue                                     2,035           -                                              2,035
     Note payable                                            -            -                           140,000          140,000
                                                 ---------------   -------------                                   ------------
        Total current liabilities                       150,753           -                                            290,753

Stockholders' equity (deficit):
     Common stock, 28,790,696 actual shares
        80,768,922 pro forma shares                      28,791         60,000            60,000        60,000          88,791
     Treasury stock, 8,021,774 shares                         -           -                8,022                        (8,022)
     Additional paid-in capital                       1,256,084           -            1,530,336        60,000        (214,252)
     Accumulated deficit                             (1,371,858)          (900)                      1,371,858            (900)
                                                 ---------------   -------------                                   ------------
        Total stockholders' equity (deficit)            (86,983)        59,100                                        (134,383)
                                                 ---------------   -------------                                   ------------
                                               $         63,770  $      59,100                                   $     156,370
                                                 ===============   =============                                   ============



              See notes to unaudited pro forma financial statements

                            AUCTIONANYTHING.COM, INC.
              Unaudited Pro Forma Combined Statements of Operations
                             STATEMENT OF OPERATIONS
                           Year Ended January 31, 2001

                                                                                       Pro Forma adjustments
                                                                                      -----------------------
                                            AUCTION        DISEASE          TOTAL         DR         CR          Pro Forma
                                          -----------     ----------    -----------   ----------  ----------  ---------------
REVENUES:
    Auction sales                        $  74,151      $      -            74,151                           $        74,151
    Internet business solutions             58,820             -            58,820                                    58,820
    Internet service revenue                36,260             -            36,260                                    36,260
    Custom development fees                 26,475             -            26,475                                    26,475
                                          -----------     ----------    -----------                           ---------------
                                           195,706             -           195,706                                   195,706

COST OF SALES                               59,083             -            59,083                                    59,083
COST OF SERVICES                            28,130             -            28,130                                    28,130
                                          -----------     ----------    -----------                           ---------------
                                            87,213             -            87,213                                    87,213

GROSS PROFIT                               108,493             -           108,493                                   108,493

OPERATING EXPENSES:
    Salaries and employee benefits          306,310            -           306,310                                   306,310
    Professional fees                       102,323            -           102,323                                   102,323
    Other selling, general and
     administrative                          46,503            -            46,503                                    46,503
    Advertising                              17,512            -            17,512                                    17,512
    Insurance                                18,383            -            18,383                                    18,383
                                          -----------     ----------    -----------                           ---------------
                                            491,031            -           491,031                                   491,031

OPERATING LOSS                             (382,538)           -          (382,538)                                 (382,538)

OTHER INCOME                                  2,718            -             2,718                                     2,718
CAPITAL GAINS (LOSSES)                         (859)           -              (859)                                     (859)
DEPRECIATION AND AMORTIZATION              (172,417)           -          (172,417)                                 (172,417)
                                           (170,558)           -          (170,558)                                 (170,558)
                                          -----------     ----------    -----------                           ---------------
NET LOSS                             $     (553,096)    $      -       $  (553,096)                         $       (553,096)
                                          ===========     ==========    ===========                           ===============

NET LOSS PER WEIGHTED AVERAGE
 SHARES OUTSTANDING
  - Basic and Diluted                $        (0.02)    $      -       $     (0.02)                          $         (0.01)
                                          ===========     ==========    ============                          ===============

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING
  - Basic and Diluted                     28,588,693             -      28,588,693     60,000,000   8,021,774     80,566,919
                                          ===========     ==========    ============                          ===============





              See notes to unaudited pro forma financial statements

                            AUCTIONANYTHING.COM, INC.
             Unaudited Pro Forma Combined Statements of Operations
                             STATEMENT OF OPERATIONS

                                                                                            Pro Forma adjustments
                                                                                            -----------------------
                                            AUCTION            DISEASE            TOTAL         DR          CR         Pro Forma
                                        ----------------   ------------------   ---------   ---------   -----------   -----------
                                           Three Months      April 17, 2001
                                              Ended        (inception) through
                                          April 30, 2001     April 30, 2001

REVENUES:
    Internet service revenue           $      6,720         $    -             $   6,720                             $     6,720
    Internet business solutions              15,382              -                15,382                                  15,382
    Custom development fees                   8,450              -                 8,450                                   8,450
                                        ----------------     ----------------   ---------                             -----------
                                             30,552              -                30,552                                  30,552
COST OF SERVICES                              7,022              -                 7,022                                   7,022
                                        ----------------     ----------------   ---------                             -----------
GROSS PROFIT                                 23,530              -                23,530                                  23,530
OPERATING EXPENSES:
    Salaries and employee benefits           39,935              -                39,935                                  39,935
    Professional fees                        12,732              -                12,732                                  12,732
    Other selling, general
     and administrative                      (6,301)             900              (5,401)                                 (5,401)
    Depreciation and amortization             5,354              -                 5,354                                   5,354
    Advertising                                  17              -                    17                                      17
    Insurance                                    46              -                    46                                      46
                                        ----------------     ----------------   ---------                             -----------
                                             51,783              900              52,683                                  52,683
OTHER INCOME                                     95              -                    95                                      95
                                        ----------------     ----------------   ---------                             -----------
NET LOSS                               $    (28,158)        $   (900)          $ (29,153)                            $   (29,153)
                                        ================     ================   =========                             ===========
NET LOSS PER WEIGHTED AVERAGE
    SHARES OUTSTANDING
    - Basic and Diluted                       (0.00)        $           -      $   (0.00)                           $     (0.00)
                                        ================     ================   =========                             ===========
WEIGHTED AVERAGE COMMON SHARES
    OUTSTANDING
    - Basic and Diluted                   28,790,696              -            28,790,696    60,000,000  8,021,774    80,768,922
                                        ================     ================   =========                             ===========




              See notes to unaudited pro forma financial statements

                          AUCTIONANYTHING.COM, INC.
                       Unaudited Pro Forma Adjustments

Pro Forma adjustments reflect the following transaction:

Pro Forma adjustments - Balance Sheet April 30, 2001                                    DR                   CR
                                                                                 -----------------      ---------------
(a)
Common Stock                                                                  $             60,000 $
       Additional paid-in capital                                                                               60,000

Additional paid-in capital                                                               1,431,858
       Common Stock                                                                                             60,000
       Accumulated defict                                                                                    1,371,858

To record the acquisition of Disease SI by AuctionAnything for 60,000,000 shares of
AuctionAnything's common stock, which is equivalent to 74.3% of the total number of
AuctionAnything shares of common stock outstanding, in exchange for all the outstanding shares of Disease SI common stock the AuctionAnything Stockholders delivered to Disease SI.

The acquisition has been accounted for as a reverse acquisition under the purchase method for business combinations.  The combination of the two companies is recorded as a recapitalization of Disease SI, pursuant to which Disease SI is treated as the continuing entity.

(b)
Cash                                                                                       140,000
       Notes payable                                                                                           140,000
To record proceeds from promissory note issued in May 2001.

(c)
Treasury stock                                                                               8,022
Additional paid-in capital                                                                  98,478
       Cash                                                                                                    106,500
To record purchase of 8,021,774 shares of treasury stock
